Exhibit 99.1

Form 8937 (December 2017) Department of the Treasury Internal Revenue Service Report of Organizational Actions Affecting Basis of Securities See separate instructions. OMB No. 1545-0123 Part I Reporting Issuer 1 Issuer’s name 2 Issuer’s employer identification number (EIN) 3 Name of contact for additional information 4 Telephone No. of contact 5 Email address of contact 6 Number and street (or P.O. box if mail is not delivered to street address) of contact 7 City, town, or post office, state, and ZIP code of contact 8 Date of action 9 Classification and description 10 CUSIP number 11 Serial number(s) 12 Ticker symbol 13 Account number(s) Part II Organizational Action Attach additional statements if needed. See back of form for additional questions. 14 Describe the organizational action and, if applicable, the date of the action or the date against which shareholders’ ownership is measured for the action 15 Describe the quantitative effect of the organizational action on the basis of the security in the hands of a U.S. taxpayer as an adjustment per share or as a percentage of old basis 16 Describe the calculation of the change in basis and the data that supports the calculation, such as the market values of securities and the valuation dates For Paperwork Reduction Act Notice, see the separate Instructions. Cat. No. 37752P Form 8937 (12-2017) MBIA INC. 06-1185706 GREGORY DIAMOND (914) 765-3190 greg.diamond@mbia.com 1 MANHATTANVILLE ROAD, SUITE 301 PURCHASE, NY 10577 12/22/2023 SEC. 301(c) PROPERTY DISTRIBUTION IN EXCESS OF E&P ON COMMON STOCK 55262C100 MBI On December 22, 2023, MBIA Inc. (“Issuer”) distributed an extraordinary cash dividend to shareholders of record as of December 18, 2023 of $8.00 per share. The $8.00 per share dividend will be treated as a tax free return of capital up to an investor’s adjusted cost basis in its shares, and if an investor’s adjusted cost basis is reduced to zero, any remaining portion of the dividend will be taxed as capital gains. When a cash distribution is made by a corporation, it is treated as a taxable dividend to the extent of the current and accumulated earnings and profits (“E&P”) of that corporation at the date of the distribution or, in certain cases, at the end of the tax year in which the distribution was made. In order to determine what portion of this cash distribution should be treated as a taxable dividend versus return of capital/capital gain, the Issuer completed an estimated computation of E&P as of December 31, 2023. According to this computation, Issuer had a current and accumulated E&P deficit. As a result, the distribution of $8.00 per share is treated as a non-taxable return of capital up to an investor’s cost basis. Exhibit 99.1 Form 8937 (12-2017) Page 2 Part II Organizational Action (continued) 17 List the applicable Internal Revenue Code section(s) and subsection(s) upon which the tax treatment is based 18 Can any resulting loss be recognized? 19 Provide any other information necessary to implement the adjustment, such as the reportable tax year Sign Here Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete. Declaration of preparer (other than officer) is based on all information of which preparer has any knowledge. Signature Date Print your name Title Paid Preparer Use Only Print/Type preparer’s name Preparer’s signature Date Check if self-employed PTIN Firm’s name Firm’s address Firm’s EIN Phone no. Send Form 8937 (including accompanying statements) to: Department of the Treasury, Internal Revenue Service, Ogden, UT 84201-0054 Section 316—Dividend defined Section 317—Property defined Section 301—Distributions of property Section 312—Effect on earnings and profits Reg. Section 1.1502-33—Earnings and profits (this section applies to taxpayers filing a consolidated Federal corporate income tax return) Other sections further defining adjustments to E&P that are not contained in section 312 This distribution would not create a loss. The adjustment to basis would be taken into account in the tax year of the shareholder during which the distribution was received (e.g., 2023 for calendar year taxpayers). JOSEPH SCHACHINGER CONTROLLER RONALD ZIELINSKI P01391007 DELOITTE TAX LLP 695 E MAIN ST STAMFORD, CT 06901 86-1065772 212-436-2560 1/10/2024 01/10/2024

Form 8937 (12-2017) Page 2 Part II Organizational Action (continued) 17 List the applicable Internal Revenue Code section(s) and subsection(s) upon which the tax treatment is based 18 Can any resulting loss be recognized? 19 Provide any other information necessary to implement the adjustment, such as the reportable tax year Sign Here Under penalties of perjury, I declare that I have examined this return, including accompanying schedules and statements, and to the best of my knowledge and belief, it is true, correct, and complete. Declaration of preparer (other than officer) is based on all information of which preparer has any knowledge. Signature Date Print your name Title Paid Preparer Use Only Print/Type preparer’s name Preparer’s signature Date Check if self-employed PTIN Firm’s name Firm’s address Firm’s EIN Phone no. Send Form 8937 (including accompanying statements) to: Department of the Treasury, Internal Revenue Service, Ogden, UT 84201-0054 Section 316—Dividend defined Section 317—Property defined Section 301—Distributions of property Section 312—Effect on earnings and profits Reg. Section 1.1502-33—Earnings and profits (this section applies to taxpayers filing a consolidated Federal corporate income tax return) Other sections further defining adjustments to E&P that are not contained in section 312 This distribution would not create a loss. The adjustment to basis would be taken into account in the tax year of the shareholder during which the distribution was received (e.g., 2023 for calendar year taxpayers). JOSEPH SCHACHINGER CONTROLLER RONALD ZIELINSKI P01391007 DELOITTE TAX LLP 695 E MAIN ST STAMFORD, CT 06901 86-1065772 212-436-2560 1/10/2024 01/10/2024

Contacts

MBIA Inc.

Greg Diamond, 914-765-3190

Managing Director, Head of

Investor and Media Relations

greg.diamond@mbia.com